UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  November 30, 2005 (November 23, 2005)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code:  (314) 994-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index
Press Release
Slide Presentation

Item 7.01 Regulation FD Disclosure.
     On November 23, 2005, Arch Coal, Inc. announced that it would offer via www.shareholder.com/archcoal/events.cfm a live audio webcast of a presentation to be made by Steven F. Leer, Arch Coal’s President and Chief Executive Officer, at Friedman Billings Ramsey’s 2005 Investor Conference to be held on Wednesday, November 30, 2005. A copy of the press release announcing the presentation is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
     On November 30, 2005, Mr. Leer delivered a presentation at Friedman Billings Ramsey’s 2005 Investor Conference that included written communication comprised of slides. The slides from the presentation are attached hereto as Exhibit 99.2 and are hereby incorporated by reference.
     A replay of the webcast and a copy of the slides will be available at www.shareholder.com/archcoal/events.cfm for 30 days.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
     The following exhibits are attached hereto and furnished herewith.

Exhibit
No.	Description

99.1	Press release dated November 23, 2005.

99.2	Slides from the presentation by Steven F. Leer at Friedman Billings Ramsey’s 2005 Investor Conference.

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Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2005	Arch Coal, Inc.

	By:	/s/ Robert G. Jones

Robert G. Jones
Vice President — Law, General Counsel and Secretary

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Exhibit Index

Exhibit
No.	Description

99.1	Press release dated November 23, 2005.

99.2	Slides from the presentation by Steven F. Leer at Friedman Billings Ramsey’s 2005 Investor Conference.